UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AKAMAI TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

Online
Go to www.envisionreports.com/AKAM or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the US, US territories and Canada

Stockholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the Akamai Technologies, Inc.

Annual Meeting of Stockholders to be Held on May 12, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 Annual Report and 2022 Proxy Statement are available at:

Easy Online Access – View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/AKAM
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side of this notice on or before May 2, 2022 to facilitate timely delivery.

2 N O T

03L87C

Stockholder Meeting Notice

The 2022 Annual Meeting of Stockholders of Akamai Technologies, Inc. will be held on Thursday, May 12, 2022 at 9:30 a.m. Eastern Time, virtually via the internet at meetnow.global/MYK5XPQ

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this notice.

Proposals to be voted on at the annual meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4:

1.	Election of Directors:

01 - Sharon Bowen

02 - Marianne Brown

03 - Monte Ford

04 - Dan Hesse

05 - Tom Killalea

06 - Tom Leighton

07 - Jonathan Miller

08 - Madhu Ranganathan

09 - Ben Verwaayen

10 - Bill Wagner

2.	To approve an amendment and restatement of the Amended and Restated Akamai Technologies, Inc. 2013 Stock Incentive Plan
3.	To approve, on an advisory basis, our executive officer compensation
4.	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2022

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials at no charge and select delivery preferences:

Current and future delivery requests can be submitted using the options below. You will not receive a paper or email copy of the proxy materials unless you request one.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a copy of the proxy materials.
_	Internet – Go to www.envisionreports.com/AKAM. Click Cast Your Vote or Request Materials.
_	Phone – Call us free of charge at 1-866-641-4276.
_

Email – Send an email to investorvote@computershare.com with “Proxy Materials Akamai Technologies, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 2, 2022.